Exhibit 99.1

AVROBIO Announces Leadership Transition

Current CFO Erik Ostrowski named interim CEO, replacing Founding President and CEO Geoff MacKay

Cambridge, Mass. – May 1, 2023 – AVROBIO, Inc. (Nasdaq: AVRO), a leading clinical-stage gene therapy company working to free people from a lifetime of genetic disease, today announced the appointment of Erik Ostrowski as interim Chief Executive Officer effective as of today. Mr. Ostrowski, who will continue as AVROBIO’s Chief Financial Officer, succeeds founding President and CEO Geoff MacKay, who is leaving to join an emerging early-stage company. The Board of Directors has begun a search to identify a permanent CEO.

“On behalf of the entire board and the AVROBIO team, we thank Geoff for his eight-year commitment, building a purpose-driven company, aiming to free patients from a lifetime of genetic disease. We wish him great success in his next endeavor,” said Bruce Booth, D.Phil., chairman of the AVROBIO board of directors. “As AVROBIO prepares to transition to late-stage development in two exciting programs, Erik will provide steady leadership. A four-year veteran of the company, he has taken on increasing operational and leadership responsibilities over the past few years. We have great confidence in Erik's ability to lead this transition as the Board conducts its search for a permanent CEO.”

“It’s been a great privilege to lead AVROBIO’s growth from a startup to a clinical-stage company that is preparing to advance two clinical programs,” said MacKay. “I believe that this is the right time to transition leadership of AVROBIO to a new leader with deep and relevant rare disease experience to help chart AVROBIO’s next stage of growth.”

“Geoff’s focus and determination have been a big part of getting AVROBIO to where it is today – well on the way to bringing to patients living with lysosomal disorders one-time gene therapies with the potential to halt or reverse genetic disease,” said Ostrowski. “We have the science and talent to deliver on our vision, and I look forward to continuing to build on the strong momentum underway at AVROBIO.”

Erik brings more than 20 years of finance and biotech operating experience, including a focus on rare diseases and cell-based therapies. He is also currently a member of the Board of Directors of Faron Pharmaceuticals. Prior to joining AVROBIO, Erik was CFO at Summit Therapeutics, where he played a key role in executing the company’s NASDAQ initial public offering, completing multiple strategic transactions and building out the company’s U.S. operations.

Prior to joining Summit, Erik was Vice President of finance at Organogenesis Inc. He previously worked in investment banking, including as a director of healthcare investment banking with Leerink Partners. Erik began his career at PricewaterhouseCoopers and received a BS in accounting and economics from Babson College and an MBA from the University of Chicago Booth School of Business.

About AVROBIO
Our vision is to bring personalized gene therapy to the world. We target the root cause of genetic disease by introducing a functional copy of the affected gene into patients’ own hematopoietic stem cells (HSCs), with the goal of durably expressing the therapeutic protein throughout the body, including the central nervous system. Our first-in-class pipeline includes clinical programs for Gaucher disease and cystinosis, as well as preclinical programs for Hunter syndrome and Pompe disease. Our proprietary plato® gene therapy platform is scalable for planned global commercialization. We are headquartered in Cambridge, Mass. For additional information, visit avrobio.com, and follow us on Twitter and LinkedIn.

Forward-Looking Statements
This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding a leadership transition including the appointment of an interim CEO and our search to identify a permanent CEO, our business strategy for and the potential therapeutic benefits of our product candidates, the design, commencement, enrollment and timing of ongoing or planned clinical trials, clinical trial results, product approvals and regulatory pathways, anticipated benefits of our gene therapy platform including potential impact on our commercialization activities, timing and likelihood of success, the expected benefits and results of our implementation of the plato platform in our clinical trials and gene therapy programs, and the expected safety profile of our investigational gene therapies. Any such statements in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Results in preclinical or early-stage clinical trials may not be indicative of results from later stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements, or the scientific data presented.

Any forward-looking statements in this press release are based on AVROBIO’s current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of AVROBIO’s product candidates will not be successfully developed or commercialized, the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators, the risk that AVROBIO may not successfully recruit or enroll a sufficient number of patients for our clinical trials, the risk that AVROBIO may not realize the intended benefits of our gene therapy platform, including the features of our plato® platform, the risk that our product candidates or procedures in connection with the administration thereof will not have the safety or efficacy profile that we anticipate, the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving AVROBIO’s product candidates, the risk that we will be unable to obtain and maintain regulatory approval for our product candidates, the risk that the size and growth potential of the market for our product candidates will not materialize as expected, risks associated with our dependence on third-party suppliers and manufacturers, risks regarding the accuracy of our estimates of expenses and future revenue, risks relating to our capital requirements and needs for additional financing including the risk that additional funding may not be available on acceptable terms or at all and that failure to obtain capital when needed may force us to delay, limit or terminate our product development efforts or other operations, risks relating to clinical trial and business interruptions resulting from the COVID-19 outbreak or similar public health crises, including that such interruptions may materially delay our enrollment and development timelines and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises, and risks relating to our ability to obtain and maintain intellectual property protection for our product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ materially and adversely from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Annual Report, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

Investor Contact:
Christopher F. Brinzey
Westwicke, an ICR Company
339-970-2843
chris.brinzey@westwicke.com

Media Contact:
Kit Rodophele
Ten Bridge Communications
617-999-9620
krodophele@tenbridgecommunications.com